UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25707

Date of Report: September 30, 2010

SMOOTH GLOBAL (CHINA) HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	91-1948355
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Room 618, +17 Anyuan Road, Chaoyang District, Beijing, P.R. China	100029
(Address of principal executive offices)	(Zip Code)

86-10-6498-7788
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
Item 3.02	Unregistered Sale of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers

Acquisition of Beijing Yupeng Hengli Technology Co., Inc.

On September 30, 2010 Smooth Global (Beijing) Telecom Science Limited (“Beijing Telecom”), a subsidiary of Smooth Global (China) Holdings, Inc. (the “Company”), acquired the registered equity of Beijing Yupeng Hengli Technology Co., Inc. (“BJHL”), a limited liability company organized under the laws of the People’s Republic of China.  In exchange for ownership of BJHL, the Company issued twenty million (20,000,000) shares of its common stock to the prior owners of BJHL.  Transfer of ninety percent of the registered equity was recorded by the government in October 2010; transfer of the remaining ten percent was recorded at the end of December 2010.

BJHL has been engaged in the development, manufacture and sale of polymer lithium-ion batteries and power charging instruments since it was founded in December 31, 2008.  BJHL carries on manufacturing operations in a leased facility with 6000㎡for its factory area. BJHL’s headquarters are located in Yongle Economic-technical Development Zone at the Tongzhou District of Beijing.

Termination of Relationship with Beijing GRT Information Services Limited.

On December 15, 2010 Beijing Telecom consented to the termination of the Trust and Indemnity Agreement between Beijing Telecom and Jin Yanfang and Wang Yanxia, the registered equity owners of Beijing GRT Information Services Limited (“Beijing GRT”).  Beijing Telecom has managed the operations of Beijing GRT pursuant to the Trust and Indemnity Agreement, as a result of which the financial results of Beijing GRT had been consolidated with those of the Company.  As a result of the termination of the Trust and Indemnity Agreement, those financial results will no longer be consolidated with the Company’s results.

In order to induce Beijing Telecom to agree to the cancellation of the Trust and Indemnity Agreement, Shuying Zheng surrendered to the Company twenty million (20,000,000) shares of the Company’s common stock.

Change in Control

After taking into account the acquisition of BJHL and termination of the Beijing GRT relationship, there are 38,381,375 shares of the Company’s common stock outstanding.  The following are the only individuals known to the Company to have beneficial ownership of 5% or more of the Company’s outstanding shares:

Name	Shares	Percentage
Xiaojing Xu	3,665,000	9.5%
Hui Liang	2,475,000	6.4%

New Management

In connection with the acquisition of BJHL, the board of directors of the Company elected three nominees of BJHL to serve on the board.  The prior members of the board of directors and the prior officers of the Company then resigned from their positions.  As a result, the following persons are now the officers and directors of the Company:

Name	Age	Position
Xiaojing Xu	26	Chairman, Chief Executive Officer
Hui Liang	27	Director, Chief Financial Officer
Chenyu Zhu	28	Director, Chief Operating Officer

Information about the new officers and directors follows:

Xiaojing Xu has been appointed to the Company’s board of directors to contribute his vision for the growth of BJHL, a company that he founded.  Mr. Xu has been employed by BJHL as Chief Executive Officer, Director and Senior Researcher since 2008.  From 2007 to 2008 Mr. Xu was employed by the Shanxi Chemical Industry Institute as a researcher.  In 2007 Mr. Xu was awarded a Bachelor’s Degree with a concentration in chemistry by the Xi’an University of Architecture and Technology.

Hui Liang has been appointed to the Company’s board of directors to contribute his expertise in cross-border accounting and financial management.  From 2008 to 2011 Mr. Liang was employed as Senior Associate by BDO China, the Chinese branch of the international accounting firm.  From 2006 to 2008 Mr. Liang was employed as Associate by the Shu Lun Pan CPA Firm.  In 2006 Mr. Liang was awarded a Bachelor’s Degree with a concentration in economics by Sichuan University.

Chenyu Zhu has been appointed to the Company’s board of directors to contribute his experience in the management of high tech enterprises.  Since it was founded in 2008, Mr. Zhu has been employed by BJHL as Chief Technology Officer and Director.  From 2005 to 2008 Mr. Zhu was employed as a Researcher by the Institute of Nickel and Cobalt of Gansu Province.  In 2005 Mr. Zhu was awarded a Diploma in Chemistry by Lanzhou University.

Item 9.01           Financial Statements and Exhibits

Financial Statements

Financial Statements of Beijing Hengli Yupeng Technology Co., Inc.  for the nine month periods ended September 30, 2010 and 2009 (unaudited) and for the years ended December 31, 2009 and 2008 (audited) - annexed hereto.

Exhibits
10-a	Share Exchange Agreement dated September 30, 2010 between Smooth Global (China) Holdings, Inc. and the equity holders in Beijing Yupeng Hengli Technology Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smooth Global (China) Holdings, Inc.

Dated: May 19, 2011	By:/s/ Hui Liang
Hui Liang, Chief Financial Officer

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

INDEX

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2

BALANCE SHEETS	3

STATEMENTS OF OPERATIONS	4

STATEMENTS OF CHANGES IN OWNERS' EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7-22

KEITH K. ZHEN, CPA
CERTIFIED PUBLIC ACCOUNTANT
2070 WEST 6TH STREET - BROOKLYN, NY 11223 - TEL (347) 408-0693 - FAX (347) 602-4868 - EMAIL :KEITHZHEN@GMAIL.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Beijing Yupeng Hengli Technology Co., Inc.

We have audited the accompanying balance sheets of Beijing Yupeng Hengli Technology Co., Inc. as of  December 31, 2009 and 2008, and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 2009.  Beijing Yupeng Hengli Technology Co., Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Yupeng Hengli Technology Co., Inc. as of  December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/Keith K. Zhen, CPA
Keith K. Zhen, CPA
Brooklyn, New York
January 25, 2011

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

BALANCE SHEETS

	September 30,	December 31,	December 31,
	2010	2009	2008
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$6,241	$35,447	$72,948
Accounts receivable, net (Note 5)	1,165,096	112,408	-
Advance to suppliers	16,057	549	-
Inventories (Note 6)	338,250	32,410	-
Total current assets	1,525,644	180,814	72,948

Property and Equipment, net (Note 6)	27,363	13,997	-
Lease Security Deposit	15,632	687	-

Total Assets	$1,568,639	$195,498	$72,948

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Accounts payable	$518,223	$71,256	$-
Accrued expenses	122	1,540	1,455
Advance from customers	75,574	66,660	-
VAT and other taxes payable	330,932	(622)	-
Corporate taxes payable	146,488	-	-
Total Current Liabilities	1,071,339	138,834	1,455

Commitments and Contingencies (Note 12)	-	-	-

Shareholders' Equity:
Paid-in capital	72,948	72,948	72,948
Retained earnings (Accumulated deficiency)	415,401	(16,434)	(1,433)
Accumulated other comprehensive income (loss)	8,951	150	(22)
Total Owners' Equity	497,300	56,664	71,493
Total Liabilities and Owners' Equity	$1,568,639	$195,498	$72,948

See Notes to Financial Statements

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

STATEMENTS OF OPERATIONS

	For the Nine Months Ended		For the Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(unaudited)	(unaudited)
Revenues
Sales	$3,103,056	$303,519	$529,632	$-
Costs of Sales	2,411,156	267,881	475,010	-
Gross Profit	691,900	35,638	54,622	-

Operating Expenses
Selling expenses	45,089	20,055	31,024	-
Payroll	32,302	12,013	15,700	-
Pension and employee benefit	8,249	2,609	3,787	-
Depreciation expenses	2,329	1,521	2,295	-
Office rent	6,206	6,182	8,245	466
Office expenses	22,047	6,268	8,731	967
Total Operating Expenses	116,222	48,648	69,782	1,433

Income (Loss) from Operations	575,678	(13,010)	(15,160)	(1,433)

Other Income (Expense)
Interest income	102	126	159	-
Total other income (expense)	102	126	159	-

Income (Loss) before Provision
for Income Tax	575,780	(12,884)	(15,001)	(1,433)

Provision for Income Tax	(143,945)	-	-	-

Net Income (Loss)	431,835	(12,884)	(15,001)	(1,433)

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	8,801	165	172	(22)

Comprehensive Income (Loss)	$440,636	$(12,719)	$(14,829)	$(1,455)
See Notes to Financial Statements

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

STATEMENTS OF CHANGES IN OWNERS' EQUITY AND COMPREHENSIVE INCOME

	Paid-in		Accumulated
	Capital	Retained	Other	Total
	(Registered	Earnings	Comprehensive	Shareholders'	Comprehensive
	Capital)	(Deficit)	Income (Loss)	Equity	Income
Balances at
December 23, 2008	$-	$-	$-	$-

Proceeds from contribution of
registered capital	72,948	-	-	72,948

Comprehensive income
Net income (Loss)	-	(1,433)	-	(1,433)	$(1,433)
Other comprehensive income, net of tax:
Effects of foreign currency conversion			(22)	(22)	(22)
Total other comprehensive income (loss)					(22)
Total comprehensive income (loss)					$(1,455)

Balances at
December 31, 2008	$72,948	$(1,433)	$(22)	$71,493

Comprehensive income
Net income (loss)	-	(15,001)	-	(15,001)	$(15,001)
Other comprehensive income, net of tax:
Effects of foreign currency conversion			172	172	172
Total other comprehensive income (loss)					172
Total comprehensive income (loss)					$(14,829)

Balances at
December 31, 2009	$72,948	$(16,434)	$150	$56,664

Comprehensive income
Net income (loss)	-	431,835	-	431,835	$431,835
Other comprehensive income, net of tax:
Effects of foreign currency conversion			8,801	8,801	8,801
Total other comprehensive income (loss)					8,801
Total comprehensive income (loss)					$440,636

Balances at
September 30, 2010 (unaudited)	$72,948	$415,401	$8,951	$497,300

See Notes to Financial Statements

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

STATEMENTS OF CASH FLOWS

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)
Operating Activities

Net income (loss)	$431,835	$(12,884)	$(15,001)	$(1,433)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Depreciation	2,329	1,521	2,295	-
Changes in operating assets and liabilities:
(Increase)/Decrease in accounts receivable	(1,052,681)	(100,015)	(112,327)	-
(Increase)/Decrease in advance to suppliers	(15,508)	(1,587)	(549)	-
(Increase)/Decrease in inventories	(305,838)	(32,284)	(32,387)	-
(Increase)/Decrease in contract security deposit	(14,945)	(687)	(687)	-
Increase/(Decrease) in accounts payable	446,960	175,817	71,205	-
Increase/(Decrease) in accrued expenses	(475)	(148)	-	1,432
Increase/(Decrease) in advance from customers	7,960	4,277	66,694	-
Increase/(Decrease) in VAT and other taxes payable	331,557	560	(622)	-
Increase/(Decrease) in corporate taxes payable	146,490	-	-	-
Net cash provided (used) by operating activities	(22,316)	34,570	(21,379)	(1)

Investing Activities

Purchase of fixed assets	(16,685)	(16,279)	(16,280)	-
Net cash provided (used) by investing activities	(16,685)	(16,279)	(16,280)	-

Financing Activities

Proceeds from capital contribution	-	-	-	72,948
Net cash provided (used) by financing activities	-	-	-	72,948

Increase (decrease) in cash	(39,001)	18,291	(37,659)	72,947
Effects of exchange rates on cash	9,795	190	158	1
Cash at beginning of the period	35,447	72,948	72,948	-
Cash at end of the period	$6,241	$91,429	$35,447	$72,948

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-	$-	$-	$-
Income taxes	$-	$-	$-	$-

  See Notes to Financial Statements

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 1-	ORGANIZATION AND BUSINESS BACKGROUND

Beijing Yupeng Hengli Technology Co., Inc. (the "Beijing Yupeng") was incorporated On December  23, 2008,  under the Company Law of the People’s Republic of China (the “PRC”) in Beijing City, PRC, as a limited liability company with a registered capital of RMB500,000 (equivalent to US$72,948).  Beijing Yupeng started its operation with distribution of rechargeable polymer lithium-ion batteries in PRC in 2009.  Beginning from January 2010, Beijing Yupeng is engaged in the business of manufacture and distribution of rechargeable polymer lithium-ion batteries in PRC.

Note 2-	CONTROL BY PRINCIPAL OWNERS

The directors, executive officers, their affiliates, and related parties own, directly or indirectly, beneficially and in the aggregate, the majority of the voting power of the outstanding capital of the Company. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including approving significant expenses, increasing the authorized capital and the dissolution, merger or sale of the Company's assets.

Note 3-	SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").  This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China " ("PRC GAAP").  Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC GAAP. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

In the opinion of the management, the financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of September 30, 2010 and 2009, and as of December 31, 2009 and 2008, and results of operations and cash flows for the nine months ended September 30, 2010 and 2009, and for the years ended December 31, 2009 and 2008, respectively.

Subsequent Events

The Company has evaluated subsequent events through the date of issuance of these financial statements and has determined that there were no  significant events that occurred subsequent to the balance sheet date but prior to the filing of this report that would have a material impact on the financial statements, or all such material events have been fully disclosed.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currencies Translation

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners' equity. Gain and losses resulting from foreign currency transactions are included in operations.

The Company’s financial statements are translated into the reporting currency, the United States Dollar (“US$”). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period. Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners’ equity.

The exchange rates used for foreign currency translation were as follows (USD$1 = RMB):

Period Covered	Balance Sheet Date Rates	Average Rates

Year ended December 31, 2009	6.83720	6.84088
Year ended December 31, 2008	6.85420	6.96225
Nine Months ended September 30, 2010	6.69810	6.81640
Nine Months ended September 30, 2009	6.83760	6.84251

Statement of Cash Flows

In accordance with ASC 830-230, “Statement of Cash Flows”, cash flows from the Company’s operations is calculated based upon the functional currency. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less at the time of purchase.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Measurements

The Company applies the provisions of ASC Subtopic 820-10, Fair Value Measurements, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements.  ASC Subtopic 820-10 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

ASC Subtopic 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC Subtopic 820-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC Subtopic 820-10 establishes three levels of inputs that may be used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

	Level 1:	Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2:
Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3:
Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, loan receivables, other receivables, advance to suppliers, short-term loan, accounts payable, advance from customers, other payables and accrued expenses, approximate their fair market value based on the short-term maturity of these instruments. The Company did not identify any assets or liabilities that are required to be measured at fair value on a recurring basis on the consolidated balance sheets in accordance with ASC 820.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

The Company recognizes its revenues net of sales taxes and sales-related taxes. In accordance with FASB ASC 605, "Revenue Recognition", the Company recognizes revenue when the earnings process is complete. This generally occurs when services have been rendered and accepted or products are shipped to unaffiliated customers or picked up by unaffiliated customers in the Company's warehouse, title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable.  The corresponding shipping and handling costs are included in the selling expenses.

The Company warrants the product only in the event of defects for one year from the date of shipment. Historically, the Company has not experienced significant defects, and replacements for defects have been minimal. For the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009 and 2008, no such returns and allowances have been recorded. Should returns increase in the future it would be necessary to adjust estimates, in which case recognition of revenues could be delayed. Payments received prior to satisfying the Company’s revenue recognition criteria are recorded as advance from customers.

Product warranty

The Company provides product warranties to its customers that all equipment manufactured by it will be free from defects in materials and workmanship under normal use for a period of one year from the date of shipment. The Company's costs and expenses in connection with such warranties has been immaterial and during the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009 and 2008, no product warranty reserve was considered necessary.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest.  Any allowance for doubtful accounts is established based on the management’s assessment of the recoverability of accounts and other receivables. Management regularly reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the collectability of accounts receivable and the adequacy of the allowance.  In circumstances in which we receive payment for accounts receivable which have previously been written off, we reverse the allowance and bad debt expenses.

Inventory

Inventories are stated at the lower of cost, as determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management writes down the inventories to market value if they are below cost. Management regularly evaluates the composition of the Company’s inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized. Depreciation and amortization are provided using the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the assets as follows:

Building and warehouses	20 years
Machinery and equipment	7 to 10 years
Office equipment and furniture	5 years
Motor vehicles	5 years

Valuation of Long-Lived assets

In accordance with Impairment or Disposal of Long-Lived Assets Subsections of ASC Subtopic 360-10, Property, Plant, and Equipment - Overall, long-lived assets, such as property, plant and equipment, and purchased intangible asset subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. No impairment of long-lived assets was recognized for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2010 and 2009, respectively.

Research and Development Costs

The Company charges research and development costs to expense when incurred in accordance with the FASB ASC 730, “Research and Development”. Research and development costs were immaterial for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2010 and 2009, respectively.

Advertising Costs

The Company expenses advertising costs as incurred or the first time the advertising takes place, whichever is earlier, in accordance with the FASB ASC 720-35, “Advertising Costs”. Advertising expenses were included in selling expenses. Advertising expenses were immaterial for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2010 and 2009, respectively.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Value-added Tax ("VAT") and Other taxes

Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT).  The VAT collected on sales is netted against the taxes paid for purchases of cost of goods sold to determine the amounts payable and refundable. The Company presents VAT on a net basis.

The Company is subject to various taxes such as  City Development Tax, and Education tax to the local government tax authorities. The City Development Tax and Education Tax are generally collected on a certain percentage of VAT.

Comprehensive Income

ASC 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in shareholders' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

Segment Reporting

ASC 280 requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. The Company operated in one business segment for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009 and 2008, respectively.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

China Contribution Plan

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution.

The Company made the provisions based on the number of qualified employees and the rate and base regulated by the government. However, the Company did not make full monthly contribution to these funds.  In the event that any current or former employee files a complaint with the PRC government, the Company may be subject to administrative fines. The Company believes that these fines would  be minimal, and accrual for such fines has been made in this regard.

Statutory Reserves

Pursuant to the applicable laws in the PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital.  Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax net earnings.  The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.  Beginning from January 1, 2006, enterprise is no longer required to make appropriation to the statutory public welfare fund. No appropriations to the discretionary surplus reserve have been made.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for income tax in accordance with FASB ASC 740,"Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Although the PRC Income Tax Law allows the enterprises to offset their future net income with operating losses carried forward, enterprise need approval from local tax authority before they can claim such tax benefit, and the outcome of the application is generally uncertain.  Therefore, the Managements established a 100% valuation allowance for the operation losses carried forward and no deferred tax assets have been recorded.

The Company adopted a new FASB guidance, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The new FASB guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The new FASB guidance also provides guidance on de-recognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition.  In accordance with the new FASB guidance, the Company performed a self-assessment and concluded that there were no significant uncertain tax positions requiring recognition in its consolidated financial statements.

The Company accounts for income taxes in interim periods in accordance with FASB ASC 740-270, "Interim Reporting".  The Company has determined an estimated annual effect tax rate.  The rate will be revised, if necessary, as of the end of each successive interim period during the Company's fiscal year to its best current estimate. The estimated annual effective tax rate is applied to the year-to-date ordinary income (or loss) at the end of the interim period.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In December 2010, FASB issued an amendment to the disclosure of supplementary pro forma information for business combinations. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Management does not expect the  adoption of this new guidance will have a material effect on the Company’s financial position and results of operations.

In December 2010, FASB issued an amendment to goodwill impairment test. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Management does not expect the  adoption of this new guidance will have a material effect on the Company’s financial position and results of operations.

In July 2010, the Financial Accounting Standards Board ("FASB") issued amendments to the disclosure requirements about the credit quality of financing receivables and the allowance for credit losses. The purpose of the additional disclosures is to enable users of financial statements to better understand the nature of credit risk inherent in an entity’s portfolio of financing receivables and how that risk is analyzed. For end of period balances, the new disclosures are required to be made in all interim and annual periods ending on or after December 15, 2010. For activity during a reporting period, the disclosures are required to be made in all interim and annual periods after January 1, 2011. The Management does not expect these changes will have a material impact on  the Company’s financial position and results of operations as this guidance only relates to additional disclosures.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 3-	SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In April 2010, FASB issued an amendment to Stock Compensation. The amendment clarifies that an employee stock-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity shares trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The Management does not expect the  adoption of this new guidance will have a material effect on the Company’s financial position and results of operations.

In January 2010, the FASB issued additional disclosure requirements for fair value measurements. The guidance requires previous fair value hierarchy disclosures to be further disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy are required to be disclosed. These additional requirements became effective January 1, 2010 for quarterly and annual reporting.  The  adoption of this new guidance did not have a material effect on the Company’s financial position and results of operations. In addition, the fair value disclosure amendments also require more detailed disclosures of the changes in Level 3 instruments. These changes will be effective January 1, 2011 and the Management does not expect the  adoption of this new guidance will have a material effect on the Company’s financial position and results of operations.

In October 2009, the FASB issued ASU No. 2009-13, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force, that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions.  The ASU is effective beginning January 1, 2011. The Management does not expect the  adoption of this new guidance will have a material effect on the Company’s financial position and results of operations.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 4-	ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

Accounts receivable	$1,166,952	$100,832	$114,264	$-
Less: Allowance for doubtful accounts	(1,856)	(745)	(1,856)	-
Accounts receivable, net	$1,165,096	$100,087	$112,408	$-

Bad debt expense charged to operations was $nil and $745 for the nine months ended September 30, 2010 and 2009, and $1,856 and $nil for the years ended December 31, 2009 and 2008, respectively.

Note 5-	INVENTORIES

Inventories consist of following:

	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

Finished goods	$207,116	$32,307	$24,095	$-
Work-in-progress	38,880	-	-	-
Raw materials	92,254	-	8,315	-
Total	$338,250	$32,307	$32,410	$-

PROPERTY AND EQUIPMENT, NET

The following is a summary of property, plant and equipment-at cost, less accumulated depreciation:

	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

Machinery and equipment	$16,349	$-	$-	$-
Office equipment and furniture	2,546	2,494	2,494	-
Motor vehicles	14,084	13,797	13,798	-
	32,979	16,291	16,292	-

Less: Accumulated depreciation	(5,616)	(1,521)	(2,295)	-

Total	$27,363	$14,770	$13,997	$-

Depreciation expense charged to operations was $2,329 and $1,521 for the nine months ended September 30, 2010 and 2009, and $2,295 and $nil for the years ended December 31, 2009 and 2008, respectively.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 7-	PRC INCOME TAX

Under the Income Tax Laws of the PRC, the Company is generally subject to tax at a statutory rate of 25%.

The provision for income taxes consisted of the following:

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

Provision for US Income Tax	$-	$-	$-	$-
Provision for PRC income tax	143,945	-	-	-
Total provision for income taxes	$143,945	$-	$-	$-

The following table reconciles the PRC statutory rates to the Company’s effective tax rate:

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

U.S. Statutory rate	34.00%	34.00%	34.00%	34.00%
Foreign income not recognized in USA	-34.00%	-34.00%	-34.00%	-34.00%
PRC income tax rate	25.00%	25.00%	25.00%	25.00%
Effective income tax rate	25.00%	25.00%	25.00%	25.00%

The provision for income taxes consisted of the following:

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2010	2009	2009	2008
	(unaudited)	(unaudited)

Current Income Tax	$143,945	$-	$-	$-
Deferred Income Tax	-	-	-	-
Total provision for income taxes	$143,945	$-	$-	$-

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 7-	PRC INCOME TAX (continued)

The components of deferred tax assets and deferred tax liabilities consisted of the following:

	For the Year Ended
	December 31,
	2009	2008
Deferred Tax Assets
Net operating loss carry-forward	$4,109	$358
Less: valuation allowance	(4,109)	(358)
Net deferred tax assets	$-	$-

	For the Year Ended
	December 31,
	2009	2008

Deferred Tax Liabilities	$-	$-

The Company had net operating losses of approximately $16,434 and $1,433 carried from prior years as of December 31, 2009 and 2008, respectively .  Although the PRC Income Tax Law allows the enterprises to offset their future taxable income with operating losses carried forward in a 5-year period, enterprises need approval from local tax authority before they can claim such tax benefit, and the outcome of the application is generally uncertain. Therefore, the Management established a 100% valuation allowance for the operation losses carried forward and no deferred tax assets have been recorded as a result of these losses.

Note 8-	LEASE

Lease of office premise

The Company rents office premise from an unrelated individual for a two-year period ended December 10, 2010.  Rent expense amounted to $8,245 and $466 for the year ended December 31, 2009 and 2008, respectively.  As of December 31, 2009, the future minimum lease payments for the lease are as following:

The Year Ending December 31, 2010	$7,936

Lease of production facility and equipment

The Company rents a production facility and significant production equipment from a third party for a three-year period ended December 31, 2012.  As of December 31, 2009, the future minimum lease payments for the lease are as following:

Year ending	Lease
December 31,	Payment

2010	$231,674
2011	231,674
2012	231,674
$695,021

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 9-	OWNERS' EQUITY

In accordance with the Articles of Incorporation of the Company, the registered capital at the date of incorporation of December 23, 2008 was $72,948  (RMB ¥500,000), which was fully contributed by the owners upon formation of the Company.

Note 10-	CONCENTRATIONS AND CREDIT RISKS

The Company maintains its cash and cash equivalents with various financial institutions in the PRC which do not provide insurance for amounts on deposit.  The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk in this area.

The Company operates principally in the PRC and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Major Customer

For the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2010 and 2009, no customer had net sales exceeding 10% of the Company’s total net sales for the respective period.

Major Suppliers

For the nine months ended September 30, 2010 and 2009, the Company’s one largest supplier accounted for 68.2% and 99%, respectively, of the Company’s total purchases.  The account payable balances for the Company’s largest supplier was $184,671 and $134,885 as of December 31, 2010 and 2009, respectively. For the years ended December 31, 2010 and 2009, the Company’s one largest supplier accounted for 76.6% and 99%, respectively, of the Company’s total purchases. The account payable balances for the Company’s largest supplier was $79,048 and $26,268 as of December 31, 2010 and 2009, respectively.

Note 11-	COMMITMENTS AND CONTINGENCIES

Minimum Lease Payments on Operating Lease

The Company rents a production facility and significant production equipment from a third party for a three-year period ended December 31, 2012.  Rent expense amounted to $233,671 and $nil  for the year ended December  31, 2010 and 2009, respectively.  As of December 31, 2010, the future minimum lease payments for the lease are as following:

Year ending	Minimum Lease
December 31,	Payment

2011	231,674
2012	231,674
$463,348

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 11-	COMMITMENTS AND CONTINGENCIES (continued)

Lack of Insurance

The Company does not carry any business interruption insurance, products liability insurance or any other insurance policy.  As a result, the Company may incur uninsured losses, increasing the possibility that the investors would lose their entire investment in the Company.

The Company could be exposed to liabilities or other claims for which the Company has no insurance protection. The Company does not currently maintain any business interruption insurance, products liability insurance, or any other comprehensive insurance policy.  As a result, the Company may incur uninsured liabilities and losses as a result of the conduct of its business. There can be no guarantee that the Company will be able to obtain insurance coverage in the future, and even if it can obtain coverage, the Company may not carry sufficient insurance coverage to satisfy potential claims. Should uninsured losses occur, any purchasers of the Company’s common stock could lose their entire investment.

Because the Company does not carry products liability insurance, a failure of any of the products marketed by the Company may subject the Company to the risk of product liability claims and litigation arising from injuries allegedly caused by the unqualified composition or quality of its products. The Company cannot assure that it will have enough funds to defend or pay for liabilities arising out of a products liability claim. To the extent the Company incurs any product liability or other litigation losses, its expenses could materially increase. There can be no assurance that the Company will have sufficient funds to pay for such expenses, which could end its operations and the investors would lose their entire investment.

Environmental

In the ordinary course of its business, the Company is subject to numerous environmental laws and regulations covering compliance matters or imposing liability for the costs of, and damages resulting from, cleaning up sites, past spills, disposals and other releases of hazardous substances.  Currently, our environmental compliance costs are immaterial to our operating costs.  However, changes in these laws and regulations may significantly increase our environmental compliance costs and therefore have a material adverse effect on the Company’s financial position and results of operations.  Also, any failure by the Company to adequately comply with such laws and regulations could subject the Company to significant future liabilities.

Risks of losses

The Company is potentially exposed to risks of losses that may result from business interruptions, injury to others (including employees) and damage to property.  These losses may be uninsured, especially due to the fact that the Company’s operations are in China, where business insurance is not readily available.  If: (i) information is available before the Company’s financial statements are issued or are available to be issued indicates that such loss is probable and (ii) the amount of the loss can be reasonably estimated, an estimated loss will be accrued by a charge to income.  If such loss is probable but the amount of loss cannot be reasonably estimated, the loss shall be charged to the income of the period in which the loss can be reasonably estimated and shall not be charged retroactively to an earlier period.  As of September 30, 2010 and December 31, 2009, the Company has not experienced any uninsured losses from injury to others or other losses.

BEIJING YUPENG HENGLI TECHNOLOGY CO., INC.

NOTES TO FINANCIAL STATEMENTS

Note 12-	COMMITMENTS AND CONTINGENCIES (continued)

PRC's political and economic system

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein.  The PRC is a developing country with an early stage market economic system, overshadowed by the state.  Its political and economic systems are very different from the more developed countries and are in a state of change.  The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States.  Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Governmental control of currency conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company receives most of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Company’s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations.  Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Company from obtaining sufficient foreign currency to satisfy its currency demands, the Company may not be able to pay certain of its expenses as they come due.

Note 13-	SUBSEQUENT EVENT

On September 30, 2010, the owners of the Company entered into a Share Exchange Agreement (the “Agreement”) with Smooth Global (China) Holdings, Inc. ("SMGH"), a Nevada corporation listed in the Over-The-Counter Bulletin Board ("OTCBB"). Pursuant to the Agreement, the owners of the Company agreed to transfer their 100% equity ownerships interest of the Company for 20,000,000 shares of common stock of SMGH.  The transaction was closed on December 16, 2010.